Exhibit 10.4

FIFTH AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of September 1, 2016, by and among Ener-Core, Inc., a Delaware corporation (the “Company”) and the undersigned, and amends that certain Securities Purchase Agreement, dated as of May 7, 2015 (as amended to date, the “Agreement”), by and among the Company, the “Buyers” identified therein, and the Collateral Agent identified therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, pursuant to Section 9(e) of the Agreement, any term of the Agreement may be amended only with the written consent of (i) the Company and (ii) the holders of at least a majority of the sum of (1) the aggregate number of the Conversion Shares and the Warrant Shares issued or issuable under the Notes (calculated using the Assumed Conversion Price) and Warrants (without regard to any limitation on conversion or exercise set forth therein), and (2) the aggregate number of the April 2015 Conversion Shares and the April 2015 Warrant Shares issued or issuable under the April 2015 Notes (calculated using the April 2015 Assumed Conversion Price) and April 2015 Warrants (without regard to any limitation on conversion or exercise set forth therein), and shall include Empery Asset Master, Ltd. (the April 2015 Financing lead investor and hereinafter referred to as “Empery”) so long as Empery or any of its affiliates holds any April 2015 Securities (the “Required Holders”);

WHEREAS, any amendment effected in accordance with Section 9(e) of the Agreement is binding upon each holder of any securities purchased under the Agreement and the Company; and

WHEREAS, the parties hereto wish to amend the Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
AMENDMENTS TO THE AGREEMENT

Section 1.1 Extension of Listing Deadline. The first sentence of Section 4(f) of the Agreement is hereby amended and restated as follows:

“The Company shall commence trading of its Common Stock on either The New York Stock Exchange, Inc., the NYSE MKT LLC, The NASDAQ Capital Market, The NASDAQ Global Select Market or The NASDAQ Global Market (collectively, the “Qualified Eligible Markets”) no later than December 31, 2016 (as applicable, the “Listing Deadline”).”

Section 1.2 Additional Debt. The following sentence is hereby added to the end of Section 4(k) of the Agreement:

“Notwithstanding anything to the contrary contained in this Section or in any of the Transaction Documents, the Company shall be permitted on or prior to September 1, 2016, to issue to one or more investors up to an aggregate of $1,500,000 principal amount of one-year term unsecured notes, in a form satisfactory to the Required Holders, with warrants to purchase 100 shares of the Company’s Common Stock at $4.00 per share for each $1,000 of principal funded (and such additional warrants as may be issued pursuant Section 4(r) of that certain securities purchase agreement governing the purchase and sale of such unsecured notes and warrants), in a form satisfactory to the Required Holders (the “Bridge Debt Financing”).”

Section 1.3 Approval of Bridge Debt Financing Documents. The form of unsecured note (the “Bridge Note”), the form of warrant (the “Bridge Warrant”), the form of securities purchase agreement governing the issuance of the Bridge Notes and Bridge Warrants, and the form of Subordination and Intercreditor Agreement applicable to the subordinated investors, as each are to be executed by the investors in the Bridge Debt Financing, attached hereto as Exhibit A, Exhibit B, Exhibit C, and Exhibit D, respectively, are satisfactory to the undersigned and are the forms to be utilized in the Bridge Debt Financing. The Company shall not make any changes to such form when utilized, except as required to reflect the identities of the parties where applicable, the principal amounts to be funded, the number of shares underlying each Bridge Warrant, and applicable effective and funding dates.

Section 1.4 Additional Covenant. Section 4(y) is hereby deleted in its entirety.

ARTICLE II
MISCELLANEOUS

Section 2.1 Effect of this Amendment. This Amendment shall form a part of the Agreement for all purposes, and each party thereto and hereto shall be bound hereby. This Amendment shall only be deemed to be in full force and effect from and after both the execution of this Amendment by the parties hereto and the execution of agreements substantially identical to this Amendment by the Company and “Buyers” holding a sufficient number of Conversion Shares, Warrant Shares, April 2015 Conversion Shares and April 2015 Shares issued or issuable under their respective Notes, Warrants, April 2015 and April 2015 Warrants that, together with undersigned, constitute the Required Holders. From and after such effectiveness, any reference to the Agreement shall be deemed to be a reference to the Agreement, as amended hereby. Except as specifically amended as set forth herein, each term and condition of the Agreement shall continue in full force and effect.

Section 2.2 Entire Agreement. This Amendment, together with the Agreement, contains the entire agreement of the parties and supersedes any prior or contemporaneous written or oral agreements between them concerning the subject matter of this Amendment.

Section 2.3 Governing Law. This Amendment shall be governed by the internal law of the State of New York.

Section 2.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment may be executed by fax or electronic mail, in PDF format, and no party hereto may contest this Amendment’s validity solely because a signature was faxed or otherwise sent electronically.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Securities Purchase Agreement as of the date first written above.

COMPANY:

ENER-CORE, INC.

By:
Name:
Title:

[Signature Page to Fifth Amendment to Securities Purchase Agreement—May 2015]

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Securities Purchase Agreement as of the date first written above.

BUYER:

By:
Name:
Title:

[Signature Page to Fifth Amendment to Securities Purchase Agreement—May 2015]

EXHIBIT A

Bridge Note

See Exhibit 4.1 to the Current Report on Form 8-K of even date.

Exhibit A

EXHIBIT B

Bridge Warrant

See Exhibit 4.2 to the Current Report on Form 8-K of even date.

Exhibit B

EXHIBIT C

Securities Purchase Agreement

See Exhibit 10.1 to the Current Report on Form 8-K of even date.

Exhibit C

EXHIBIT D

Subordination and Intercreditor Agreement

See Exhibit 10.2 to the Current Report on Form 8-K of even date.

Exhibit D